                                                  Oppenheimer International Bond Fund
                                                 Supplement dated July 23, 2002 to the
                                                   Prospectus dated January 28, 2002

The Prospectus is changed as follows:

1.       The prospectus supplement dated July 1, 2002 is withdrawn

2.       The fourth  sentence in the paragraph  captioned "WHAT DOES THE FUND MAINLY INVEST IN?" on page 3 of the prospectus is deleted and replaced with the following:

     Under normal  circumstances,  the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in "bonds"
     and invests in at least three countries other than the United States. The Fund's  non-fundamental policy of investing at least 80%
     of its net assets in "bonds" will not be changed by the Fund's Board of Trustees  without  first  providing  shareholders  60 days written notice of the change.

3.       The commission  payments to  broker-dealers  on purchases of Class A shares  subject to a contingent  deferred sales charge by grandfathered  retirement  accounts has changed.  Therefore,  the fourth  sentence of the first  paragraph  under "How Can You Buy
     Class A Shares? - Class A Contingent Deferred Sales Charge" on page 19 is deleted and replaced with the following  sentence:  "For grandfathered  retirement  accounts,  the  concession  is 0.75% of the first $2.5 million of purchases  plus 0.25% of purchases in excess of $2.5 million."

4.       The section  captioned  "Distribution  and Service  (12b-1)  Plans - Service Plan for Class A Shares" on page 21 is revised by adding the following after the third sentence in that  paragraph:  "With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by  grandfathered  retirement  accounts,  the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares have been held for a year,  the  Distributor pays the service fee to dealers on a quarterly basis."

July 23, 2002                                                                   PS0880.027